UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Small Cap Core Fund

February 28, 2011

	Number of
	Shares	Value
Common Stock – 97.73%
Basic Materials – 5.37%
†Castle (A.M.)	14,700	$253,428
†*Coeur d'Alene Mines	20,400	642,804
†Ferro	30,800	490,336
†Kapstone Paper & Packaging	22,900	392,735
*Rock-Tenn Class A	10,690	733,868
†Rockwood Holdings	15,280	711,284
Schulman (A.)	26,100	580,986
Silgan Holdings	14,460	527,501
		4,332,942
Business Services – 5.77%
†*AMN Healthcare Services	68,030	508,184
†*CRA International	11,920	309,205
†Kforce	29,950	534,907
Lincoln Educational Services	20,430	316,869
*McGrath RentCorp	10,580	291,056
†TeleTech Holdings	25,400	578,612
†*Tetra Tech	17,100	401,850
†*Titan Machinery	24,050	618,807
U.S. Ecology	21,680	364,441
United Stationers	10,850	731,506
		4,655,437
Capital Goods – 12.15%
*AAON	16,850	517,295
*Acuity Brands	9,420	532,418
Applied Industrial Technologies	19,840	635,674
*Barnes Group	23,100	491,568
†Chart Industries	15,434	700,549
†Columbus McKinnon	27,020	466,635
*Cooper Tire & Rubber	21,500	504,390
Ducommun	15,500	346,735
*ESCO Technologies	12,400	474,796
†Esterline Technologies	10,800	772,956
†Gibraltar Industries	31,900	345,477
*Granite Construction	10,800	307,800
†Kadant	19,300	502,186
Koppers Holdings	15,820	639,286
*Lufkin Industries	4,680	365,742
†*MYR Group/Delaware	24,200	545,952
†Rofin-Sinar Technologies	17,000	659,260
†*Tenneco	15,600	622,128
*Tutor Perini	15,980	380,644
		9,811,491
Communication Services – 2.84%
*Alaska Communications Systems Group	34,500	351,555
Atlantic Tele-Network	6,784	264,508
†InterXion Holding	15,391	225,632

†IPG Photonics	11,400	648,888
NTELOS Holdings	23,690	460,060
†RigNet	23,500	345,450
		2,296,093
Consumer Discretionary – 6.41%
Big 5 Sporting Goods	26,800	373,592
†*Citi Trends	12,500	274,875
†*DSW Class A	16,100	653,821
†*G-III Apparel Group	21,400	841,447
†*Iconix Brand Group	23,200	512,720
*Jones Apparel Group	14,700	195,510
†*Jos. A. Bank Clothiers	10,650	491,072
†*Perry Ellis International	26,100	757,944
†*Steven Madden	13,200	569,448
†*ULTA Salon Cosmetics & Fragrance	12,100	504,933
		5,175,362
Consumer Services – 4.45%
†AFC Enterprises	42,000	621,180
†Alaska Air Group	9,400	558,830
†*Bally Technologies	13,140	507,598
†*Buffalo Wild Wings	12,320	652,837
†CEC Entertainment	12,210	472,405
†*Jack in the Box	15,580	342,760
†*Shuffle Master	46,600	438,506
		3,594,116
Consumer Staples – 3.11%
Casey's General Stores	13,900	570,873
†*Fresh Market	9,389	383,071
J&J Snack Foods	10,800	474,876
†Prestige Brands Holdings	44,800	493,696
†Susser Holdings	42,550	589,318
		2,511,834
Energy – 6.94%
*Berry Petroleum Class A	18,000	935,820
†*Bristow Group	13,350	639,732
†*Carrizo Oil & Gas	20,600	766,732
†*Complete Production Services	15,819	455,745
†*Key Energy Group	47,600	737,800
†Pioneer Drilling	57,600	652,032
†*Rosetta Resources	16,700	757,512
†*Swift Energy	15,400	661,430
		5,606,803
Financials – 12.38%
Alterra Capital Holdings	20,750	448,823
American Equity Investment Life Holding	43,700	576,840
Amtrust Financial Services	24,400	469,212
Apollo Investment	50,150	620,355
Boston Private Financial Holdings	61,300	434,617
Cardinal Financial	28,800	320,544
City Holding	13,250	453,813
Delphi Financial Group Class A	18,900	585,144
Dime Community Bancshares	33,000	512,160
Flushing Financial	31,800	455,376
GFI Group	70,300	351,500
@Harleysville Group	13,370	488,674
@Independent Bank (MA)	14,100	383,379
Park National	7,300	480,559
†Piper Jaffray	9,900	407,385
†ProAssurance	8,530	540,205
Prosperity Bancshares	15,000	612,300
Provident Financial Services	34,540	511,537
†Texas Capital Bancshares	16,800	424,032

Trustmark	22,000	515,900
Webster Financial	17,300	401,014
		9,993,369
Healthcare – 10.32%
†Acorda Therapeutics	14,000	293,580
†*Air Methods	9,300	539,772
†Align Technology	28,970	604,024
†*Alkermes	33,730	483,351
†Catalyst Health Solutions	13,290	600,841
†*Celera	46,710	297,076
†*Conmed	16,240	430,035
†CryoLife	46,800	252,720
†Haemonetics	6,700	413,055
†ICON ADR	20,900	415,701
†Inspire Pharmaceuticals	38,000	152,760
†Merit Medical Systems	32,490	554,929
†Onyx Pharmaceuticals	16,690	588,156
†*PharMerica	17,086	200,761
†*Quidel	31,000	407,960
†*Regeneron Pharmaceuticals	13,510	490,008
†*SonoSite	16,750	602,162
†Sun Healthcare Group	33,516	492,685
*West Pharmaceutical Services	12,510	514,286
		8,333,862
Media – 1.11%
†*Carmike Cinemas	24,400	175,192
*Cinemark Holdings	13,444	269,956
National CineMedia	23,850	450,526
		895,674
Real Estate – 5.64%
*BioMed Realty Trust	29,900	542,685
*Dupont Fabros Technology	21,300	520,146
*EastGroup Properties	13,200	600,996
*Entertainment Properties Trust	12,800	610,176
*Home Properties	11,510	678,169
Sabra Healthcare REIT	19,916	366,853
*Sovran Self Storage	14,530	563,764
*Tanger Factory Outlet Centers	25,200	671,580
		4,554,369
Technology – 18.54%
†*Amkor Technology	64,000	471,680
*Anixter International	9,450	676,809
†*Applied Micro Circuits	46,600	489,300
†*Arris Group	34,800	459,360
†FARO Technologies	22,390	798,203
†IXYS	35,700	443,394
†*j2 Global Communications	20,600	599,254
†*JDA Software Group	19,350	570,825
†Keyw Holding	24,182	344,594
†Knology	30,850	429,432
†Lawson Software	58,450	592,683
†*Liquidity Services	26,200	421,034
†*LogMeIn	12,777	458,567
†Netgear	12,810	420,168
NIC	48,100	487,734
Plantronics	13,900	484,971
†Progress Software	19,425	570,318
*Quality Systems	6,650	531,335
†QuinStreet	22,800	496,812
†*Rackspace Hosting	13,300	490,903
†Radiant Systems	24,700	423,605
†*SAVVIS	20,850	677,417

†Semtech	21,700	513,856
†SolarWinds	24,080	540,596
†SS&C Technologies Holdings	30,732	602,040
†*Synaptics	17,320	510,940
†*ValueClick	35,330	527,477
†*ViaSat	10,430	433,992
†*Vocus	20,650	501,795
		14,969,094
Transportation – 0.92%
†*HUB Group Class A	21,270	743,599
		743,599
Utilities – 1.78%
*Cleco	14,800	478,780
Northwestern	10,100	300,071
*UIL Holdings	10,816	332,484
*UNTIL	14,290	325,955
		1,437,290
Total Common Stock (cost $58,768,028)		78,911,335
	Principal
	Amount
Short-Term Investment – 2.39%
≠Discount Note – 2.39%
Federal Home Loan Bank 0.07% 3/1/11	$1,930,004	1,930,004
Total Short-Term Investment (cost $1,930,004)		1,930,004
Total Value of Securities Before Securities Lending Collateral – 100.12%
(cost $60,698,032)		80,841,339
	Number of
	Shares
Securities Lending Collateral** – 24.73%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	152,111	146,954
Delaware Investments Collateral Fund No.1	19,817,097	19,817,097
@†Mellon GSL Reinvestment Trust II	203,386	0
Total Securities Lending Collateral (cost $20,172,594)		19,964,051

Total Value of Securities – 124.85%
(cost $80,870,626)		100,805,390	©
Obligation to Return Securities Lending Collateral** – (24.98%)		(20,172,594)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.13%		106,638
Net Assets Applicable to 6,409,725 Shares Outstanding – 100.00%		$80,739,434

*Fully or partially on loan.
†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in "Notes."
@Illiquid security. At February 28, 2011, the aggregate amount of illiquid securities was $872,053, which represented 1.08% of the Fund’s net assets. See Note 4 in "Notes."
©Includes $19,664,334 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V - Delaware Small Cap Core Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. U.S. government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At February 28, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 28, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$83,081,306
Aggregate unrealized appreciation	$21,733,039
Aggregate unrealized depreciation	(4,008,955)
Net unrealized appreciation	$17,724,084

For federal income tax purposes, at November 30, 2010, capital loss carryforwards of $21,078,487 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $11,444,334 expires in 2016 and $9,634,153 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$78,911,335	$-	$-	$78,911,335
Short-Term Investment	-	1,930,004	-	1,930,004
Securities Lending Collateral	-	19,964,051	-	19,964,051
Total	$78,911,335	$21,894,055	$-	$100,805,390

The value of Level 3 securities was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended February 28, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At February 28, 2011, the value of securities on loan was $19,664,334, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 28, 2011, the value of invested collateral was $19,964,051. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 28, 2011. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of February 28, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined no material events or transactions occurred subsequent to February 28, 2011 that would require recognition or disclosure in the Fund’s schedule on investments.

Schedule of Investments (Unaudited)

Delaware Small Cap Value Fund

February 28, 2011

	Number of
	Shares	Value
Common Stock – 97.24%
Basic Industry – 12.77%
Albemarle	230,300	$13,256,068
Ashland	0	17
Cytec Industries	194,900	11,076,167
†Ferro	313,700	4,994,104
FMC	146,300	11,329,472
*Glatfelter (P.H.)	174,200	2,144,402
†*International Coal Group	749,500	7,397,565
*Kaiser Aluminum	82,600	4,173,778
†Thompson Creek Metals	328,600	4,330,948
Valspar	208,800	7,938,576
		66,641,097
Business Services – 1.75%
Brink's	122,100	3,769,227
†United Stationers	63,159	4,258,180
Viad	47,000	1,077,240
		9,104,647
Capital Spending – 8.89%
Actuant Class A	252,600	7,148,580
†Altra Holdings	209,100	4,522,833
†Chicago Bridge & Iron	217,400	7,722,048
Gardner Denver	152,000	11,117,280
*Regal-Beloit	105,300	7,681,635
*Wabtec	61,000	3,462,360
*Walter Energy	39,200	4,743,592
		46,398,328
Consumer Cyclical – 2.30%
*Autoliv	54,000	4,044,060
Knoll	168,500	3,482,895
MDC Holdings	169,900	4,459,875
		11,986,830
Consumer Services – 13.11%
bebe Stores	152,700	900,930
†Big Lots	127,000	5,210,810
Brinker International	149,200	3,527,088
Cato Class A	167,200	4,054,600
†*CEC Entertainment	99,800	3,861,262
†Children's Place Retail Stores	71,900	3,285,830
†Collective Brands	197,500	4,503,000
Finish Line Class A	263,500	4,600,710
†Genesco	139,000	5,493,279
†Jack in the Box	176,800	3,889,600
Men's Wearhouse	166,500	4,445,550
*Meredith	114,900	4,051,374
†*Movado Group	130,300	1,833,321
PETsMART	130,800	5,345,796
Stage Stores	235,500	4,107,120
†*Warnaco Group	78,200	4,591,122
*Wolverine World Wide	127,350	4,681,386
		68,382,778

Consumer Staples – 3.64%
Del Monte Foods	269,800	5,107,314
Herbalife	117,500	9,213,175
Ruddick	61,100	2,242,370
Schweitzer-Mauduit International	44,400	2,434,452
		18,997,311
Energy – 7.10%
†*Forest Oil	323,800	11,491,662
*Southwest Gas	199,300	7,746,791
†Whiting Petroleum	272,600	17,811,684
		37,050,137
Financial Services – 20.96%
Bank of Hawaii	151,800	7,158,888
Berkley (W.R.)	105,300	3,153,735
Boston Private Financial Holdings	351,500	2,492,135
Community Bank System	215,800	5,429,528
CVB Financial	149,000	1,245,640
East West Bancorp	441,723	10,256,808
First Financial Bancorp	236,100	3,997,173
First Midwest Bancorp	218,300	2,634,881
Hancock Holding	209,200	7,252,964
@Harleysville Group	177,200	6,476,660
@Independent Bank	201,800	5,486,942
@Infinity Property & Casualty	156,563	9,504,940
@NBT Bancorp	341,000	7,587,250
Platinum Underwriters Holdings	260,000	10,841,999
S&T Bancorp	121,400	2,707,220
Selective Insurance Group	407,200	7,402,896
StanCorp Financial Group	65,600	3,017,600
Sterling Bancshares	588,300	5,324,115
Univest Corporation of Pennsylvania	32,300	582,692
Validus Holdings	125,584	3,886,825
WesBanco	138,300	2,882,172
		109,323,063
Healthcare – 4.84%
†Alliance HealthCare Services	185,100	766,314
Cooper	109,500	6,769,290
*Owens & Minor	126,300	3,940,560
Service Corp International	692,600	7,549,340
Universal Health Services Class B	136,100	6,221,131
		25,246,635
Real Estate – 3.47%
Brandywine Realty Trust	304,437	3,744,575
Education Realty Trust	244,900	2,020,425
*Government Properties Income Trust	107,900	2,931,643
Highwoods Properties	128,400	4,356,612
Washington Real Estate Investment Trust	161,300	5,039,012
		18,092,267
Technology – 12.88%
Black Box	74,100	2,829,879
†Brocade Communications Systems	482,100	3,070,977
†Checkpoint Systems	243,000	5,292,540
†Cirrus Logic	270,700	6,320,845
†*Compuware	596,100	6,712,086
†Electronics for Imaging	183,300	2,828,319
†*ON Semiconductor	428,400	4,776,660
†Parametric Technology	364,100	8,629,170
†Premiere Global Services	464,250	3,115,118
†*QAD Class A	90,160	819,554
QAD Class B	22,540	201,508
†Synopsys	338,200	9,374,904
†Tech Data	97,200	4,819,176
†*Vishay Intertechnology	447,600	7,810,620
†Vishay Precision Group	35,700	590,835
		67,192,191

Transportation – 3.03%
Alexander & Baldwin	170,600	7,154,964
†Kirby	121,700	6,734,878
†Saia	126,500	1,907,620
		15,797,462
Utilities – 2.50%
*Black Hills	90,400	2,786,128
†El Paso Electric	300,500	8,444,050
*Otter Tail	80,700	1,817,364
		13,047,542
Total Common Stock (cost $373,212,244)		507,260,288

	Principal
	Amount
Short-Term Investment – 5.44%
≠Discount Note – 5.44%
Federal Home Loan Bank 0.07% 3/1/11	$28,405,066	28,405,066
Total Short-Term Investment (cost $28,405,065)		28,405,066

Total Value of Securities Before Securities Lending Collateral – 102.68%
(cost $401,617,309)		535,665,354

	Number of
	Shares
Securities Lending Collateral** – 9.51%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	450,209	434,948
Delaware Investments Collateral Fund No.1	49,149,005	49,149,005
†@Mellon GSL Reinvestment Trust II	372,297	0
Total Securities Lending Collateral (cost $49,971,511)		49,583,953

Total Value of Securities – 112.19%
(cost $451,588,820)		585,249,307 ©
Obligation to Return Securities Lending Collateral** – (9.58%)		(49,971,511)
Liabilities Net of Receivables and Other Assets (See Notes) – (2.61%)		(13,597,759)
Net Assets Applicable to 13,131,614 Shares Outstanding – 100.00%		$521,680,037

†Non income producing security.
*Fully or partially on loan.
@Illiquid security. At February 28, 2011, the aggregate amount of illiquid securities was $29,055,792, which represented 5.57% of the Fund’s net assets. See Note 4 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in "Notes."
©Includes $49,093,734 of securities loaned.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V - Delaware Small Cap Value Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At February 28, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 28, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$451,754,026
Aggregate unrealized appreciation	$159,672,818
Aggregate unrealized depreciation	(26,177,537)
Net unrealized appreciation	$133,495,281

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$507,260,288	$-	$-	$507,260,288
Short-Term Investment	-	28,405,066	-	28,405,066
Securities Lending Collateral	-	49,583,953	-	49,583,953
Total	$507,260,288	$77,989,019	$-	$585,249,307

The value of Level 3 securities was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended February 28, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At February 28, 2011, the value of the securities on loan was $49,093,734, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 28, 2011, the value of invested collateral was $49,583,953. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were direct real estate holdings during the period ended February 28, 2011. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of February 28, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined no material events or transactions occurred subsequent to February 28, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Dividend Income Fund

February 28, 2011

	Number of
	Shares	Value
Common Stock – 48.79%
Consumer Discretionary – 3.35%
Bayerische Motoren Werke	5,360	$437,878
Comcast Class A	184,100	4,742,416
†DIRECTV Class A	6,350	291,910
Don Quijote	16,600	580,406
ITOCHU	67,689	703,903
Lowe's	179,200	4,689,664
PPR	2,010	304,983
*Publicis Groupe	6,271	357,746
*Techtronic Industries	307,000	380,949
Toyota Motor	22,700	1,060,712
Vivendi	24,515	698,774
Yue Yuen Industrial Holdings	161,000	506,917
		14,756,258
Consumer Staples – 5.81%
Archer-Daniels-Midland	123,500	4,591,730
*Aryzta	13,369	624,928
*Chaoda Modern Agriculture Holdings	540,000	348,983
Coca-Cola Amatil	41,932	507,263
CVS Caremark	132,800	4,390,368
Greggs	65,076	512,761
Kimberly-Clark	67,400	4,441,660
Kraft Foods Class A	140,700	4,479,888
Metro	7,875	577,902
Parmalat	201,688	618,439
Safeway	204,600	4,464,372
		25,558,294
Diversified REITs – 0.47%
Lexington Realty Trust	50,000	473,500
Liberty Property Trust	25,000	844,250
Vornado Realty Trust	8,106	756,533
		2,074,283
Energy – 6.96%
AGL Resources	58,200	2,212,182
Chevron	45,300	4,699,875
CNOOC	237,000	541,728
ConocoPhillips	62,500	4,866,876
Exxon Mobil	30,000	2,565,900
Marathon Oil	94,300	4,677,280
National Grid	54,335	504,940
National Oilwell Varco	55,100	4,384,307
Petroleo Brasiliero ADR	17,541	616,917
*Total	11,151	683,631
Williams	160,000	4,857,600
		30,611,236
Financials – 6.22%
Allstate	140,300	4,458,734
*AXA	33,086	695,180
Banco Santander	54,947	676,567
Bank of New York Mellon	138,100	4,196,859
CVB Financial	130,000	1,086,800
JPMorgan Chase	60,600	2,829,414
Marsh & McLennan	152,300	4,636,011
Mitsubishi UFJ Financial Group	113,900	632,717
Nordea Bank	53,251	605,845
People's United Financial	100,000	1,318,000
Solar Capital	19,800	485,100
Standard Chartered	23,022	608,943
Travelers	74,900	4,488,757
UniCredit	256,088	658,937
		27,377,864
Healthcare – 7.63%
*†Alliance HealthCare Services	29,989	124,154
Baxter International	87,900	4,671,885
Cardinal Health	106,200	4,422,168
Johnson & Johnson	71,900	4,417,536
Meda Class A	73,364	642,614

Merck	132,500	4,315,525
Novartis	11,581	650,848
Pfizer	341,038	6,561,571
Quest Diagnostics	76,800	4,358,400
Roche Holding ADR	75,000	2,826,270
*Sanofi-Aventis	8,280	572,607
		33,563,578
Healthcare REITs – 0.22%
Cogdell Spencer	35,700	228,837
HCP	9,300	353,400
Ventas	6,800	376,856
		959,093
Hotel REITs – 0.28%
†Ashford Hospitality Trust	8,100	83,511
†DiamondRock Hospitality	23,800	279,888
Hersha Hospitality Trust	23,500	154,395
†Summit Hotel Properties	74,000	721,500
		1,239,294
Industrial REIT – 0.11%
First Potomac Realty Trust	8,700	140,331
Goodman Group	453,392	324,948
		465,279
Industrials – 3.31%
*Alstom	10,997	656,330
Asahi Glass	42,000	587,256
Compagnie de Saint-Gobain	10,382	620,173
†Delta Air Lines	96	1,079
Deutsche Post	48,065	886,199
Finmeccanica	49,544	620,353
†Flextronics International	19,100	154,519
Koninklijke Philips Electronics	18,367	600,243
*†Mobile Mini	7,124	162,000
Northrop Grumman	61,700	4,114,156
=∏†PT Holdings	1,110	11
Singapore Airlines	52,000	558,335
Teleperformance	22,984	872,667
Vallourec	4,445	461,517
*Waste Management	114,800	4,254,488
		14,549,326
Information Technology – 4.57%
†CGI Group Class A	76,379	1,522,863
HTC	27,250	984,187
Intel	200,800	4,311,176
International Business Machines	26,700	4,322,196
†Motorola Solutions	110,742	4,279,071
Nokia	12,955	111,706
*†Sohu.com	3,197	260,747
Xerox	402,900	4,331,175
		20,123,121
Mall REITs – 0.56%
General Growth Properties	22,266	354,475
Macerich	9,700	491,208
Simon Property Group	14,763	1,624,520
		2,470,203
Materials – 1.56%
*ArcelorMittal	10,300	378,324
duPont (E.I.) deNemours	80,600	4,422,522
*†Golden Minerals	42	884
Lafarge	8,935	542,848
Monsanto	14,700	1,056,783
*Vale ADR	13,100	448,413
		6,849,774
Mixed REITs – 0.49%
*Digital Realty Trust	19,300	1,135,225
*DuPont Fabros Technology	20,900	510,378
PS Business Parks	8,100	510,624
		2,156,227
Mortgage REIT – 0.16%
Starwood Property Trust	30,600	715,734
		715,734
Multifamily REITs – 0.53%
American Campus Communities	11,000	367,620
Associated Estates Realty	21,800	354,250
Camden Property Trust	10,300	609,451
Equity Residential	10,700	589,677
*Home Properties	6,600	388,872
		2,309,870

Office REITs – 0.74%
*Boston Properties	10,200	978,384
Commonwealth Property Office Fund	529,900	462,963
Government Properties Income Trust	12,000	326,040
Japan Prime Realty Investment	100	278,727
Mack-Cali Realty	35,000	1,187,900
		3,234,014
Real Estate Operating Company– 0.23%
First Capital Realty	60,947	1,020,698
		1,020,698
Self-Storage REIT – 0.12%
Public Storage	4,800	538,800
		538,800
Shopping Center REITs – 0.54%
*Equity One	40,000	765,600
*Kimco Realty	25,100	486,438
Ramco-Gershenson Properties Trust	13,400	181,034
*Regency Centers	8,500	384,625
Saul Centers	5,900	271,400
Urstadt Biddle Properties Class A	15,400	298,606
		2,387,703
Specialty Retail – 0.05%
*Entertainment Properties Trust	4,743	226,099
		226,099
Telecommunications – 2.67%
AT&T	155,000	4,398,899
=†Century Communications	1,625,000	0
Chunghwa Telecom ADR	10,256	302,655
Frontier Communications	104,200	884,658
†GeoEye	2,450	109,148
Mobile Telesystems ADR	23,508	442,656
Telefonica	25,992	660,898
TELUS	2,971	147,250
Verizon Communications	120,200	4,437,783
Vodafone Group	134,551	382,027
		11,765,974
Timber REITs – 0.22%
Rayonier	11,600	711,428
*Plum Creek Timber	6,200	260,152
		971,580
Utilities – 1.99%
Edison International	118,200	4,387,584
†GenOn Energy	1,270	5,144
Progress Energy	95,400	4,360,734
		8,753,462
Total Common Stock (cost $193,991,645)		214,677,764

Convertible Preferred Stock – 3.78%
Banking, Finance & Insurance – 1.12%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	37,800	2,178,225
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	1,082	1,086,328
Citigroup 7.50% exercise price $3.94, expiration date 12/15/12	12,350	1,661,075
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11	25,000	20,038
		4,945,666
Computers & Technology – 0.12%
Unisys 6.25% exercise price $45.66, expiration date 3/1/14	5,200	530,400
		530,400
Energy – 1.34%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13	20,300	1,382,836
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	39,900	1,750,014
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	17,390	2,744,142
		5,876,992
Healthcare & Pharmaceuticals – 0.53%
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	2,213	2,335,268
		2,335,268
Telecommunications – 0.67%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	3,000	2,930,640
		2,930,640
Total Convertible Preferred Stock (cost $16,341,781)		16,618,966

	Principal
	Amount
Commercial Mortgage-Backed Securities – 0.50%
Bank of America Commercial Mortgage Securities Series 2006-4 A4 5.634% 7/10/46	$1,000,000	1,085,748
•Morgan Stanley Capital I Series 2007-T27 A4 5.646% 6/11/42	1,000,000	1,089,436
Total Commercial Mortgage-Backed Securities (cost $1,997,930)		2,175,184

Convertible Bonds – 20.35%
Aerospace & Defense – 0.72%
AAR
1.75% exercise price $29.43, expiration date 2/1/26	1,696,000	1,878,320
#144A 1.75% exercise price $29.43, expiration date 2/1/26	1,150,000	1,273,625
		3,151,945
Auto Parts & Equipment – 0.71%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	2,969,000	3,128,584
		3,128,584
Banking, Finance & Insurance – 0.67%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	1,006,000	1,086,480
Jefferies Group 3.875% exercise price $38.72, expiration date 11/1/29	1,772,000	1,836,235
		2,922,715
Basic Materials – 2.32%
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	4,000,000	4,104,999
#Rayonier TRS Holdings 144A 4.50% exercise price $50.24, expiration date 8/15/15	1,765,000	2,343,038
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13	2,970,000	3,760,763
		10,208,800
Cable, Media & Publishing – 0.44%
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	1,385,000	1,954,581
		1,954,581
Computers & Technology – 4.22%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 5/1/15	562,000	578,158
#144A 6.00% exercise price $28.08, expiration date 5/1/15	660,000	678,975
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	1,222,000	1,593,183
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	4,055,000	4,065,137
Intel 3.25% exercise price $22.68, expiration date 8/1/39	1,527,000	1,859,123
Level 3 Communications 6.50% exercise price $1.24, expiration date 10/1/16	1,441,000	2,064,233
Linear Technology 3.00% exercise price $44.72, expiration date 5/1/27	3,155,000	3,450,780
#Rovi 144A 2.625% exercise price $47.36, expiration date 2/15/40	1,222,000	1,657,338
SanDisk 1.50% exercise price $52.37, expiration date 8/15/17	2,255,000	2,635,530
		18,582,457
Energy – 0.78%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	2,020,000	1,858,400
*Peabody Energy 4.75% exercise price $58.40, expiration date 12/15/41	1,220,000	1,573,800
		3,432,200
Healthcare & Pharmaceuticals – 2.81%
Alere 3.00% exercise price $43.98, expiration date 5/15/16	1,680,000	1,883,700
Amgen
0.375% exercise price $79.48, expiration date 2/1/13	1,850,000	1,856,938
#144A 0.375% exercise price $79.48, expiration date 2/1/13	775,000	777,906
Dendreon 2.875% exercise price $51.24, expiration date 1/15/16	1,342,000	1,338,645
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	3,250,000	3,148,438
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/15/14	3,171,000	3,349,368
		12,354,995
Leisure, Lodging & Entertainment – 2.25%
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14	1,985,000	2,932,838
#Home Inns & Hotels Management 144A 2.00% exercise price $49.37, expiration date 12/15/15	1,660,000	1,591,525
*International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14	1,410,000	1,614,450
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	4,148,000	3,748,755
		9,887,568
Real Estate – 1.37%
#Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29	1,185,000	1,741,209
Health Care REIT 3.00% exercise price $51.08, expiration date 12/1/29	1,958,000	2,192,960
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30	1,510,000	2,110,225
		6,044,394
Retail – 0.40%
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	1,755,000	1,739,644
		1,739,644
Telecommunications – 3.66%
Alaska Communication Systems Group 5.75% exercise price $12.90, expiration date 3/1/13	2,312,000	2,444,940
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	1,616,000	2,531,060
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 12/1/40	1,299,000	1,383,435
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	3,049,000	2,850,815
*NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	2,095,000	2,095,000
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	1,460,000	2,237,450
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	2,131,000	2,573,182
		16,115,882
Total Convertible Bonds (cost $77,929,248)		89,523,765

Corporate Bonds – 19.82%
Banking – 0.52%
*Ally Financial 8.00% 12/31/18	463,000	516,245
•Fifth Third Capital Trust IV 6.50% 4/15/37	530,000	520,725
•#HBOS Capital Funding 144A 6.071% 6/29/49	587,000	531,235
•SunTrust Capital VIII 6.10% 12/15/36	730,000	700,307
		2,268,512

Basic Industry – 1.70%
*AK Steel 7.625% 5/15/20	123,000	126,075
#Algoma Acquisition 144A 9.875% 6/15/15	486,000	445,298
#Appleton Papers 144A 10.50% 6/15/15	371,000	385,840
Century Aluminum 8.00% 5/15/14	348,050	364,147
#FMG Resources August 2006 144A
*6.875% 2/1/18	300,000	309,000
7.00% 11/1/15	403,000	420,128
*#Hexion US Finance 144A 9.00% 11/15/20	360,000	383,850
Lyondell Chemical 11.00% 5/1/18	275,000	316,938
#MacDermid 144A 9.50% 4/15/17	419,000	448,330
Millar Western Forest Products 7.75% 11/15/13	380,000	375,250
#Momentive Performance Materials 144A 9.00% 1/15/21	770,000	821,012
•Noranda Aluminium Acquisition PIK 5.193% 5/15/15	288,245	270,230
#Novelis 144A 8.75% 12/15/20	760,000	841,699
#PE Paper Escrow 144A 12.00% 8/1/14	290,000	335,426
=@PT Holdings 12.431% 8/27/12	325,364	148,041
Ryerson
•7.679% 11/1/14	254,000	245,110
12.00% 11/1/15	411,000	443,880
#Steel Dynamics 144A 7.625% 3/15/20	315,000	340,200
*Verso Paper Holdings 11.375% 8/1/16	450,000	480,375
		7,500,829
Brokerage – 0.19%
E Trade Financial PIK 12.50% 11/30/17	700,000	833,000
		833,000
Capital Goods – 1.71%
Alion Science & Technology PIK 12.00% 11/1/14	253,364	266,982
#Associated Materials 144A 9.125% 11/1/17	339,000	367,391
#Berry Plastics 144A 9.75% 1/15/21	437,000	440,278
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20	665,000	688,274
#DAE Aviation Holdings 144A 11.25% 8/1/15	330,000	348,975
#Darling International 144A 8.50% 12/15/18	250,000	270,938
Graham Packaging 8.25% 10/1/18	410,000	443,825
#International Wire Group 144A 9.75% 4/15/15	409,000	440,186
Manitowoc
8.50% 11/1/20	165,000	180,263
*9.50% 2/15/18	439,000	492,778
*Mueller Water Products 7.375% 6/1/17	490,000	480,200
NXP Funding 9.50% 10/15/15	443,000	474,010
#Plastipak Holdings 144A 10.625% 8/15/19	207,000	237,015
Ply Gem Industries 13.125% 7/15/14	447,000	492,818
#Polypore International 144A 7.50% 11/15/17	482,000	501,280
Pregis 12.375% 10/15/13	464,000	469,800
*RBS Global/Rexnord 11.75% 8/1/16	344,000	374,100
Susser Holdings & Finance 8.50% 5/15/16	161,000	175,691
TriMas 9.75% 12/15/17	341,000	380,215
		7,525,019
Consumer Cyclical – 2.05%
American Axle & Manufacturing 7.875% 3/1/17	387,000	402,480
ArvinMeritor
*8.125% 9/15/15	460,000	495,650
10.625% 3/15/18	232,000	266,220
*#Beazer Homes USA 144A 9.125% 5/15/19	575,000	595,844
*#Burlington Coat Factory Warehouse 144A 10.00% 2/15/19	755,000	766,324
*CKE Restaurants 11.375% 7/15/18	180,000	202,950
*Dana Holding 6.75% 2/15/21	375,000	381,563
Dave & Buster's 11.00% 6/1/18	400,000	450,000
#DineEquity 144A 9.50% 10/30/18	430,000	467,625
#Dunkin Finance 144A 9.625% 12/1/18	360,000	366,300
Ford Motor 7.45% 7/16/31	435,000	475,649
Ford Motor Credit 12.00% 5/15/15	500,000	631,979
*Goodyear Tire & Rubber 8.25% 8/15/20	435,000	469,800
#Interface 144A 7.625% 12/1/18	348,000	371,490
#M/I Homes 144A 8.625% 11/15/18	696,000	710,789
Norcraft Finance 10.50% 12/15/15	307,000	330,025
Norcraft Holdings 9.75% 9/1/12	233,000	236,204
#Pinafore 144A 9.00% 10/1/18	405,000	452,588
Quiksilver 6.875% 4/15/15	683,000	681,293
Standard Pacific 10.75% 9/15/16	235,000	277,300
		9,032,073
Consumer Non-Cyclical – 2.01%
#Accellent 144A 10.00% 11/1/17	262,000	260,690
Alere 9.00% 5/15/16	192,000	205,920
#Armored Autogroup 144A 9.25% 11/1/18	478,000	498,315
Biomet 11.625% 10/15/17	452,000	511,890
BioScrip 10.25% 10/1/15	341,000	361,460
#Blue Merger Sub 144A 7.625% 2/15/19	490,000	497,350
*#Bumble Bee Acquisition 144A 9.00% 12/15/17	290,000	314,650

Cott Beverages 8.375% 11/15/17	266,000	287,945
*Dean Foods 7.00% 6/1/16	516,000	492,780
Diversey Holdings 10.50% 5/15/20	604,000	703,659
#DJO Finance 144A 9.75% 10/15/17	650,000	690,624
Lantheus Medical Imaging 9.75% 5/15/17	425,000	460,063
#NBTY 144A 9.00% 10/1/18	589,000	642,010
#Novasep Holding 144A 9.75% 12/15/16	485,000	388,000
*Pinnacle Foods Finance 10.625% 4/1/17	401,000	432,078
#Quintiles Transnational PIK 144A 9.50% 12/30/14	197,000	202,664
#Reynolds Group Issuer 144A
8.25% 2/15/21	100,000	100,750
9.00% 4/15/19	535,000	560,413
*Supervalu 8.00% 5/1/16	229,000	229,000
Tops Holding 10.125% 10/15/15	177,000	190,939
#Viskase 144A 9.875% 1/15/18	417,000	448,275
*Yankee Candle 9.75% 2/15/17	340,000	364,650
		8,844,125
Energy – 2.32%
#American Petroleum Tankers 144A 10.25% 5/1/15	357,000	375,296
Antero Resources Finance 9.375% 12/1/17	244,000	264,740
Aquilex Holdings 11.125% 12/15/16	334,000	353,205
#Chaparral Energy 144A 8.25% 9/1/21	385,000	392,700
Chesapeake Energy 9.50% 2/15/15	240,000	298,800
Complete Production Services 8.00% 12/15/16	238,000	252,875
Comstock Resources 7.75% 4/1/19	475,000	475,000
Copano Energy 7.75% 6/1/18	233,000	243,485
*Crosstex Energy 8.875% 2/15/18	341,000	377,658
Headwaters 11.375% 11/1/14	211,000	248,980
*#Helix Energy Solutions Group 144A 9.50% 1/15/16	559,000	584,155
#Hercules Offshore 144A 10.50% 10/15/17	368,000	367,080
*#Hilcorp Energy I 144A 8.00% 2/15/20	409,000	440,698
Holly 9.875% 6/15/17	250,000	279,375
International Coal Group 9.125% 4/1/18	636,000	705,959
*Key Energy Services 8.375% 12/1/14	250,000	273,125
#Laredo Petroleum 144A 9.50% 2/15/19	510,000	535,500
#Linn Energy 144A 8.625% 4/15/20	293,000	328,160
#Murray Energy 144A 10.25% 10/15/15	383,000	410,768
*#NFR Energy 144A 9.75% 2/15/17	432,000	438,480
#Oasis Petroleum 144A 7.25% 2/1/19	380,000	386,650
*‡OPTI Canada
7.875% 12/15/14	490,000	269,500
8.25% 12/15/14	270,000	148,500
Petrohawk Energy
7.875% 6/1/15	380,000	404,700
#144A 7.25% 8/15/18	60,000	62,400
Petroleum Development 12.00% 2/15/18	404,000	458,540
Pioneer Drilling 9.875% 3/15/18	198,000	216,810
*Quicksilver Resources 7.125% 4/1/16	252,000	246,330
#SandRidge Energy 144A 9.875% 5/15/16	345,000	384,675
		10,224,144
Finance & Investments – 1.28%
•American International Group 8.175% 5/15/58	606,000	669,630
#AMO Escrow 144A 11.50% 12/15/17	240,000	258,000
Cardtronics 8.25% 9/1/18	110,000	119,900
•Genworth Financial 6.15% 11/15/66	925,000	734,219
•#ILFC E-Capital Trust I 144A 5.96% 12/21/65	355,000	301,317
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	818,000	715,750
•#Liberty Mutual Group 144A 7.00% 3/15/37	568,000	555,273
Nuveen Investments
10.50% 11/15/15	716,000	735,689
#144A 10.50% 11/15/15	220,000	226,050
#Offshore Group Investments 144A 11.50% 8/1/15	300,000	337,500
#UPCB Finance III 144A 6.625% 7/1/20	240,000	240,300
*∏•XL Group 6.50% 12/31/49	783,000	732,105
		5,625,733
Media – 1.49%
#Affinion Group 144A 7.875% 12/15/18	485,000	466,813
Cablevision Systems 8.00% 4/15/20	209,000	228,855
CCO Holdings
8.125% 4/30/20	582,000	630,743
#144A 7.00% 1/15/19	45,000	45,900
*#Clear Channel Communications 144A 9.00% 3/1/21	485,000	495,306
#Columbus International 144A 11.50% 11/20/14	570,000	655,500
MDC Partners 11.00% 11/1/16	413,000	465,141
Nexstar Broadcasting 8.875% 4/15/17	394,000	429,460
Nielsen Finance
11.625% 2/1/14	90,000	106,200
*#144A 7.75% 10/15/18	284,000	308,495

*#ONO Finance II 144A 10.875% 7/15/19	450,000	486,000
#Sinclair Television Group 144A 9.25% 11/1/17	328,000	372,280
#Sitel 144A 11.50% 4/1/18	405,000	376,650
#UPC Holding 144A 9.875% 4/15/18	480,000	535,200
*Visant 10.00% 10/1/17	267,000	290,363
*#XM Satellite Radio 144A 13.00% 8/1/13	572,000	684,969
		6,577,875
Real Estate – 0.06%
Felcor Lodging 10.00% 10/1/14	214,000	244,495
		244,495
Services Cyclical – 1.75%
*#CityCenter Holdings 144A 7.625% 1/15/16	190,000	199,025
#Delta Air Lines 144A 12.25% 3/15/15	376,000	432,400
#Equinox Holdings 144A 9.50% 2/1/16	459,000	500,884
*General Maritime 12.00% 11/15/17	435,000	401,288
*Harrah's Operating 10.00% 12/15/18	1,033,000	976,185
#Icon Health & Fitness 144A 11.875% 10/15/16	245,000	259,700
Kansas City Southern de Mexico 8.00% 2/1/18	258,000	283,155
*#Marina District Finance 144A 9.875% 8/15/18	198,000	207,405
MGM MIRAGE 11.375% 3/1/18	1,252,000	1,427,279
NCL
11.75% 11/15/16	64,000	75,920
#144A 9.50% 11/15/18	379,000	412,163
‡@Northwest Airlines 10.00% 2/1/11	265,000	848
*#PHH 144A 9.25% 3/1/16	414,000	451,260
*Pinnacle Entertainment 8.75% 5/15/20	376,000	402,790
RSC Equipment Rental
10.25% 11/15/19	21,000	24,045
#144A 8.25% 2/1/21	255,000	270,938
*#Swift Services Holdings 144A 10.00% 11/15/18	350,000	385,000
*#Swift Transportation 144A 12.50% 5/15/17	299,000	322,546
#United Air Lines 144A 12.00% 11/1/13	587,000	650,103
		7,682,934
Services Non-Cyclical – 0.69%
#Casella Waste Systems 144A 7.75% 2/15/19	505,000	520,150
#HCA Holdings 144A 7.75% 5/15/21	685,000	724,388
#InVentiv Health 144A 10.00% 8/15/18	472,000	486,160
#Multiplan 144A 9.875% 9/1/18	500,000	540,625
Radiation Therapy Services 9.875% 4/15/17	409,000	423,315
Radnet Management 10.375% 4/1/18	326,000	328,445
		3,023,083
Technology & Electronics – 0.72%
#Allen Systems Group 144A 10.50% 11/15/16	467,000	484,513
#Aspect Software 144A 10.625% 5/15/17	161,000	172,270
First Data
*9.875% 9/24/15	558,000	566,369
11.25% 3/31/16	395,000	383,150
MagnaChip Semiconductor 10.50% 4/15/18	300,000	340,500
#MedAssets 144A 8.00% 11/15/18	227,000	234,378
*Sanmina-SCI 8.125% 3/1/16	146,000	151,110
#Seagate HDD Cayman 144A 7.75% 12/15/18	475,000	489,250
SunGard Data Systems 10.25% 8/15/15	328,000	346,450
		3,167,990
Telecommunications – 2.61%
*#Avaya 144A 7.00% 4/1/19	970,000	965,149
#Buccaneer Merger 144A 9.125% 1/15/19	370,000	401,450
#Clearwire Communications 144A
12.00% 12/1/15	1,244,000	1,362,180
*12.00% 12/1/17	345,000	373,463
*Cricket Communications 7.75% 10/15/20	250,000	240,000
*#Digicel Group 144A 10.50% 4/15/18	710,000	812,950
Global Crossing 12.00% 9/15/15	277,000	319,243
GXS Worldwide 9.75% 6/15/15	460,000	470,350
Intelsat Bermuda
11.25% 2/4/17	1,236,000	1,373,504
PIK 11.50% 2/4/17	477,469	532,378
#Intelsat Jackson Holdings 144A 7.25% 10/15/20	12,000	12,390
Level 3 Financing 10.00% 2/1/18	464,000	475,020
*MetroPCS Wireless 7.875% 9/1/18	195,000	206,944
NII Capital 10.00% 8/15/16	406,000	461,825
#PAETEC Holding 144A 9.875% 12/1/18	310,000	335,575
Sprint Capital 8.75% 3/15/32	705,000	736,725
#Telcordia Technologies 144A 11.00% 5/1/18	568,000	639,000
Telesat Canada
11.00% 11/1/15	300,000	338,250
12.50% 11/1/17	309,000	373,504
Virgin Media Finance 8.375% 10/15/19	380,000	432,725
West 11.00% 10/15/16	320,000	350,000

#Wind Acquisition Finance 144A 11.75% 7/15/17	250,000	288,125
		11,500,750
Utilities – 0.72%
AES
7.75% 3/1/14	267,000	291,698
8.00% 6/1/20	56,000	61,600
9.75% 4/15/16	33,000	38,528
Dynegy Holdings 7.75% 6/1/19	293,000	213,158
Edison Mission Energy 7.00% 5/15/17	270,000	220,725
Elwood Energy 8.159% 7/5/26	536,250	535,579
Energy Future Intermediate Holding 10.00% 12/1/20	457,000	479,325
#GenOn Energy 144A 9.50% 10/15/18	289,000	304,173
Mirant Americas Generation 8.50% 10/1/21	665,000	704,899
•Puget Sound Energy 6.974% 6/1/67	323,000	320,948
		3,170,633
Total Corporate Bonds (cost $81,651,761)		87,221,195

Leveraged Non-Recourse Security – 0.00%
w@#JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 0.00% 1/15/87	1,300,000	0
Total Leveraged Non-Recourse Security (cost $1,105,000)		0

«Senior Secured Loans – 0.59%
Echostar 8.50% 6/30/19	795,000	795,000
Harrahs Operating Tranche B1 3.303% 1/28/15	215,000	199,802
PQ 6.76% 7/30/15	720,000	710,665
Texas Competitive Electric Holdings Tranche B2 3.787% 10/10/14	1,031,198	869,805
Total Senior Secured Loans (cost $2,375,115)		2,575,272

	Number of
	Shares
Limited Partnership – 0.18%
Brookfield Infrastructure Partners	35,000	790,300
Total Limited Partnership (cost $625,405)		790,300

Preferred Stock – 0.75%
#Ally Financial 144A 7.00%	1,100	1,048,403
=w@#Auction Pass Through Trust Series 2007-6 144A	125,000	0
*Cogdell Spencer 8.50%	45,300	1,125,705
Developers Diversified Realty 7.50%	10,850	261,594
†Freddie Mac 6.02%	35,000	58,100
=†PT Holdings	222	0
@SL Green Realty 7.625%	13,400	333,660
Vornado Realty Trust 6.625%	18,900	457,758
†W2007 Grace Acquisitions Series B 8.75%	20,900	31,611
Total Preferred Stock (cost $4,701,779)		3,316,831

Warrants – 0.00%
Alion Science & Technology	440	5
=∏@PT Holdings	222	2
Total Warrants (cost $5,328)		7

	Principal
	Amount
≠Short-Term Investment – 3.50%
Discount Note – 3.50%
Federal Home Loan Bank 0.07% 3/1/11	$15,420,036	15,420,036
Total Short-Term Investment (cost $15,420,036)		15,420,036

Total Value of Securities Before Securities Lending Collateral – 98.26%
(cost $396,145,028)		432,319,320

	Number of
	Shares
Securities Lending Collateral** – 7.69%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	631,468	610,061
Delaware Investments Collateral Fund No.1	33,244,890	33,244,890
†@Mellon GSL Reinvestment Trust II	704,271	0
Total Securities Lending Collateral (cost $34,580,629)		33,854,951

Total Value of Securities – 105.95%
(cost $430,725,657)		466,174,271	©
Obligation to Return Securities Lending Collateral** – (7.86%)		(34,580,629)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.91%		8,392,560
Net Assets Applicable to 41,247,056 Shares Outstanding – 100.00%		$439,986,202

†Non income producing security.
*Fully or partially on loan.

=Security is being fair valued in accordance with the Fund's fair valuation policy. At February 28, 2011, the aggregate amount of fair valued securities was $148,054, which represented 0.03% of the Fund's net assets. See Note 1 in "Notes."
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At February 28, 2011, the aggregate amount of the restricted securities was $732,118 or 0.17% of the Fund's net assets. See Note 5 in "Notes."
@Illiquid security. At February 28, 2011, the aggregate amount of illiquid securities was $502,589, which represented 0.11% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of February 28, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 28, 2011, the aggregate amount of Rule 144A securities was $70,918,353, which represented 16.12% of the Fund’s net assets. See Note 5 in "Notes."
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at February 28, 2011.
‡Non income producing security. Security is currently in default.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at February 28, 2011.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes.”
©Includes $33,771,100 of securities loaned.

Summary of abbreviations:
ADR – American Depositary Receipts
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V – Delaware Dividend Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Investment company securities are valued at net asset value per share. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At February 28, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 28, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$442,299,740
Aggregate unrealized appreciation	$47,653,202
Aggregate unrealized depreciation	(23,778,671)
Net unrealized appreciation	$23,874,531

For federal income tax purposes, at November 30, 2010, capital loss carryforwards of $161,121,054 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $106,372,004 expires in 2016 and $54,749,050 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Commercial
Mortgage-Backed Securities	$-	$2,175,184	$-	$2,175,184
Common Stock	186,164,682	28,513,071	11	214,677,764
Corporate Debt	-	194,996,157	943,041	195,939,198
Short-Term Investment	-	15,420,036	-	15,420,036
Securities Lending Collateral	-	33,854,951	-	33,854,951
Other	2,969,017	1,106,503	31,618	4,107,138
Total	$189,133,699	$276,065,902	$974,670	$466,174,271

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Common	Corporate	Lending
	Stock	Debt	Collateral	Other	Total
Balance as of 11/30/10	$11	$966,947	$-	$14,637	$981,595
Purchases	-	795,000	-	-	795,000
Sales	-	(737,858)	-	-	(737,858)
Net realized gain	-	4,899	-	-	4,899
Net change in unrealized
appreciation/depreciation	-	(85,947)	-	16,981	(68,966)
Balance as of 2/28/11	$11	$943,041	$-	$31,618	$974,670

Net change in unrealized
appreciation/depreciation from
investments still held as of 2/28/11		$(85,947)	$-	$16,981	$(68,966)

During the period ended February 28, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at February 28, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At February 28, 2011, the value of securities on loan was $33,771,100, for which the Fund received collateral, comprised of non-cash collateral valued at $151,475 and cash collateral of $34,580,629. At February 28, 2011, the value of invested collateral was $33,854,951. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 28, 2011. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to February 28, 2011, that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: